Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2023
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Restricted Cash
17. Cash, Cash Equivalents and Restricted Cash

The following table shows the breakdown of cash, cash equivalents and restricted cash as of December 31, 2023 and 2022:

	December 31, 2022	December 31, 2023
	(in thousands)
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents	$146,560	$149,581
Cash and cash equivalents held by VIE	108	23
Restricted cash	6,526	8,638
Total cash, cash equivalents and restricted cash	$153,194	$158,242

Our secured term loan facilities and revolving credit facilities require that the borrowers have liquidity (including undrawn available lines of credit with a maturity exceeding 12 months) of no less than (i) $25 million, $35 million, or $50 million, or (ii) 5% of net debt or total debt which was $45.1 million as of December 31, 2023, as applicable, whichever is greater. This requirement does not restrict the cash maintained within our bank accounts but requires the Company to hold no less than that amount of free cash within its bank accounts or treasury deposits.

Included within total cash, cash equivalents and restricted cash as of December 31, 2023, is an amount of $23,000 relating to cash belonging to the VIE’s that we are required to consolidate under U.S. GAAP (December 31, 2022: $0.1 million). Please read "Note 8. Variable Interest Entities ".

Amounts included in restricted cash represent cash in deposit accounts that is required to be deposited and held in accordance with the terms of the related secured term loans from a banking lender. We consider this cash to be restricted and not available for our general use.